Property And Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property And Equipment [Text Block]
PROPERTY AND EQUIPMENT

	December 31,
Dollars in thousands	2012	2011
Kiosks and components	$1,041,755	$887,237
Computers, servers, and software	195,756	123,766
Office furniture and equipment	6,538	4,791
Vehicles	7,278	9,077
Leasehold improvements	19,743	14,673
Property and equipment, at cost	1,271,070	1,039,544
Accumulated depreciation and amortization	(684,946)	(540,366)
Property and equipment, net	$586,124	$499,178

During the third quarter of 2012, we evaluated the company-wide strategy for our common kiosk platform project. As a result, we updated our objective and direction for our software development plans, and adjusted our internal use software projects. A portion of our capitalized internal-use software in the amount of $2.5 million was expensed and included in the Depreciation and Other line item within our Consolidated Statements of Comprehensive Income.
As discussed in Note 3: Business Combination, during the second quarter of 2013, we obtained sufficient evidence regarding the quality and market value of the kiosks acquired, through sales of certain NCR kiosks during the second quarter of 2013, to finalize our purchase price allocation. As a result, we retroactively adjusted our purchase price allocation to increase the value assigned to the kiosks acquired by $14.8 million with a corresponding decrease to goodwill.